AMENDMENT NO. 1 TO

REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of May 31, 2007, by and among BERKSHIRE INCOME REALTY OP, L.P., a Delaware limited partnership (the “Borrower”), BERKSHIRE INCOME REALTY, INC., a Maryland corporation (the “Guarantor”), KRUPP CAPITAL ASSOCIATES, a Massachusetts general partnership, in its capacity as administrative agent (the “Agent”) for itself and the Lenders (as defined in the Credit Agreement, as defined below), and each of the Lenders party hereto.

WHEREAS, the Borrower, the Guarantor, the Lenders and the Agent are parties to that certain Revolving Credit Agreement, dated as of June 30, 2005 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans to the Borrower on the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify the Maturity Date for the Loans and to extend indefinitely the Availability Period for requesting Loans;

WHEREAS, the undersigned Lenders are willing to so amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.    Amendment to Credit Agreement. Subject to satisfaction of the conditions contained in Section 4 hereof, the Credit Agreement is hereby amended as follows:

2.1.        Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” means the date of termination of the Commitments pursuant to the terms of this Agreement.”

2.2.        Section 1.1 of the Credit Agreement is further amended by adding the following definition of “Clean-Up Requirement” in the proper alphabetical order:

“Clean-Up Requirement” has the meaning assigned to such term in Section 2.6(f).”

2.3.        Section 2.5(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(a)            The Commitments shall remain in full force and effect until the Maturity Date.”

2.4.        Section 2.5 of the Credit Agreement is amended by inserting the following after paragraph (c) thereof:

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“(c)            The Required Lenders may at any time provide notice (the “Termination Notice”) to the Borrower that the Commitments shall be terminated on a date specified in therein. The Termination Notice shall be given to the Borrower at least sixty (60) days prior to the date on which the Commitments shall terminate. On the date of termination of the Commitments provided in the Termination Notice, all of the Commitments shall terminate and all amounts outstanding hereunder shall be due and payable.”

2.5.        Section 2.6 is amended by deleting “Extension of Maturity Date” in the heading thereof and replacing it with “Clean-Up Requirement”.

2.6.        Section 2.6(a) is amended by adding “and to the extent necessary to satisfy the Clean-Up Requirement.” at the end of such section, after the words “Maturity Date”.

2.7.        Section 2.6 is further amended by amending and restating clause (f) thereof in its entirety as follows:

“(f)            The Borrower shall repay in full all outstanding Loans and shall have no outstanding obligations for a 14 consecutive day period during each 365 day period (the “Clean-Up Requirement”).”

2.	Provisions Of General Application.

2.1.        Representations and Warranties. Each of the Borrower and the Guarantor hereby represents and warrants as of the date hereof that (a) each of the representations and warranties of the Borrower and the Guarantor contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of each of the Borrower and the Guarantor, remain in full force and effect and such organizational documents have not been amended, modified, annulled, rescinded or revoked since May 30, 2003, and (d) this Amendment has been duly authorized, executed and delivered by each of the Borrower and the Guarantor and is in full force and effect as of the Effective Date, and the agreements and obligations of each of the Borrower and the Guarantor contained herein constitute the legal, valid and binding obligations of each of the Borrower and the Guarantor, enforceable against each of them in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

2.2.        No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by the Agent or any Lender to

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make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

2.3.        Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of such State.

2.4.        Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

2.5.        Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment; provided, that at the request of any party, each party shall confirm such facsimile transmission by providing duplicate original counterparts.

2.6.        Loan Documents. This Amendment shall be deemed to be a Loan Document under the Credit Agreement.

3.    Reaffirmation of Guaranty. The Guarantor hereby confirms that the Guaranty contained in Article IVA of the Credit Agreement shall remain in full force and effect after giving effect to this Amendment.

4.    Effectiveness of this Amendment. This Amendment shall become effective on the date on which the Borrower, the Guarantor and each of the Lenders shall execute and deliver to the Agent this Amendment (such date being hereinafter referred to as the “Effective Date”).

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

BERKSHIRE INCOME REALTY OP, L.P.

By: BIR GP, L.L.C., its general partner

By: BERKSHIRE INCOME REALTY, INC., its managing member

By:___/s/ David C. Quade_________________

Name:

Title:

BERKSHIRE INCOME REALTY, INC.,

By:____/s/ David C. Quade______________________

Name:

Title:

KRUPP CAPITAL ASSOCIATES,

individually and as Agent

By:	KRUPP EQUITY PORTFOLIO LIMITED PARTNERSHIP, as general partner
By:	KRUPP BOND PORTFOLIO LIMITED PARTNERSHIP, as general partner
By:	KRUPP HEDGE FUND LIMITED PARTNERSHIP, as general partner

By: THE KRUPP FAMILY OFFICE, LLC, as general partner of each of the foregoing

By:_____/s/ Douglas Krupp_____________

Douglas Krupp, as President

By:_____/s/ George Krupp_______________

George Krupp, as President

By: /s/ Lawrence I. Silverstein_________

Lawrence I. Silverstein, as Trustee of each

the Douglas Krupp 1994 Family Trust and         the George Krupp 1994 Family Trust

Signature Page to Amendment No. 1 to Revolving Credit Agreement

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